File No. 811-______

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. ____	☐
(Check appropriate box or boxes)

CHINA FINANCE, INC.
(Exact Name of Registrant as Specified in Charter)

111 Pavonia Avenue, Suite 615
Jersey City, NJ 07310
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 201-216-0880

Wei Wei
111 Pavonia Avenue, Suite 615
Jersey City, NJ 07310
(Name and Address of Agent for Service)

With copy to: Jeffrey T. Skinner, Esq.
Kilpatrick Stockton LLP
1001 West Fourth Street
Winston-Salem , NC 27101

It is proposed that this filing will become effective (check appropriate box):
☒	when declared effective pursuant to section 8(c)

Prospectus
[_________], 2007

CHINA FINANCE, INC.

The Investment Company Act of 1940, as amended (the “1940 Act”), generally defines an “investment company” as a company (i) whose investments and other securities exceed 40% of total assets (excluding cash and government securities); and (ii) is in the business of investing, reinvesting, owning, holding, or trading in securities. China Finance, Inc. (the “Company” or “we”) is primarily an operating company. However, the Company often receives securities as payment for services in connection with its surety guarantee business as described more fully in “Overview of the Company’s Business.” From time to time, these securities may represent more than 40% of the Company’s assets and, as a result, if the Company were deemed to be in the business of investing, reinvesting, owning, holding or trading in securities, the Company may be deemed to be an “investment company” under the 1940 Act. While the Company does not believe that its current business causes it to be in the business of investing, reinvesting, owning, holding or trading in securities, the Company has nevertheless determined that, out of an abundance of caution and to avoid limitations on its surety business, the Company should register under the 1940  Act.

The Company is not offering any securities pursuant to this prospectus. The Company’s common stock has continuously been traded since its initial registration under the Securities Act of 1933 (the “1933 Act”). The Company’s common stock is traded on the Over-the-Counter Bulletin Board of the National Association of Securities Dealers under the symbol “CHFI.OB”. Because the Company is primarily an operating company and the Company’s common stock is not being offered pursuant to this prospectus, many of the items required to be in a prospectus or Statement of Additional Information (“SAI”) are inapplicable to the Company, and, therefore, have not been included.

The SAI, dated as of the date of this prospectus, is incorporated herein by reference. The Company’s SAI, Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006, and March 31, 2007 have been filed with the Securities and Exchange Commission (the “SEC”) and are available without charge, upon request by calling 201-216-0880 or on the Company’s website at www.chinafinanceinc.com. These and other filings of the Company are also available to the public, without charge, on the SEC website at www.sec.gov.

OVERVIEW OF THE COMPANY’S BUSINESS

General. The Company’s principal business is providing financial support and services - primarily in the form of surety guarantees, loan guarantees or short-term loans - to privately owned small and medium sized enterprises in China (“SMEs”) when they seek access to capital or to be acquired by a United States reporting company. In a typical transaction, the Company provides surety guarantee services that seek to reduce or eliminate the financial risks associated with the substantial expenses an SME incurs in pursuing a merger or other transaction with a U.S. reporting company or otherwise seeking entry into the U.S. capital markets system.

The Company is a Utah corporation with its principal place of business in New Jersey; however, the Company provides its services through its wholly-owned subsidiary, Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation (“SHY”), which is located in the Shenzhen region of China. Shenzhen has been designated as one of the three high-tech development centers, along with Shanghai and Beijing, and, with a population of about 53 million, Shenzhen has become a manufacturing and exporting center in China, specializing in technology. We believe that SHY’s location in this fast growing region of China presents the Company with unique opportunities for the development of its business.

SMEs are becoming an important part of China’s economy, and the growth of SMEs has generated a demand for capital, which we believe provides us with a significant business opportunity.  The financial guarantee industry in China is relatively new but has been growing due to the lack of a standardized, easily accessible credit system and increasing demand for capital from China’s SMEs. Recognizing the limited financial opportunities available to SMEs, the Chinese central government created a network of credit guarantee agencies in the late 1990s under the auspices of the SME Bureau of the State Economic and Trade Commission (“SETC”). The SETC maintains a listing of the types of companies that can apply for a guarantee. After checking a company’s financial background using data provided by the State Administration for Industry and Commerce and reviewing the proposed project, a Chinese guarantee agency uses the SETC’s money to guarantee the SME’s bank loan.

Under the SETC’s criteria, we believe that only a small number of China’s SMEs actually qualify for a guarantee. We believe that the difficulty of qualifying for support under the presently established SETC criteria creates an opportunity for private financial guarantee providers to better serve SMEs in this sector.

Products and Services. The financial guarantee and loan services that the Company provides through its wholly-owned subsidiary, SHY, are described more fully below.

Surety Guarantees. The Company provides surety guarantee services to Chinese SMEs seeking to become publicly-traded companies in the United States by being acquired by a United States reporting company in a “reverse merger” or other M&A transaction. The surety guarantee business generates revenues through fees, which typically are based on a percentage of the transaction. Although the Company may be paid in cash for its surety guarantee services, the Company generally expects that it will receive compensation for its surety guarantee services in the form of stock from our client companies (“Payment Securities”). Our clients generally pay for our surety guarantee services with Payment Securities because they do not have sufficient cash flow at the time the services are rendered to pay for the surety guarantee services. To the extent that the Company receives Payment Securities as compensation, the Company generally allows the Payment Securities to mature in the market for a period of time (normally, about one year), then typically will strategically sell the Payment Securities taking into consideration the performance of the SME and the market price of the Payment Securities. Some stock may be restricted for up to one year, so the Payment Securities that the Company receives as compensation may be held for a significant period of time  from the date the Company acquires them.

Loan Guarantees. We also provide guarantees to SMEs and individuals obtaining loans from Chinese banks for their business operations and/or personal use. In exchange for the Company’s guarantee services, the borrower pays the Company a certain percentage of the loan amount as an upfront loan guarantee fee. Loan maturities for loans guaranteed by the Company generally range from one to five years, and are secured by bank deposits made by the Company. If a borrower fails to fulfill its obligations to a lender, the bank will take possession of the Company’s deposit.

Loans. The Company may make loans to SMEs from time to time (the “Loans”). In general, the Company expects its Loans will typically be made to SMEs to which it has provided or will provide surety guarantee services. Loans may be made to SMEs that the Company determines have been profitable in the past and have attractive prospects for future profitability, have experienced or are experiencing or projected to experience growth, and have an attractive credit profile. To the extent Loans are made to SMEs to which the Company provides guarantee services, the Loans may be made before or after the Reverse Merger Transactions are consummated. The Company evaluates the creditworthiness of the SMEs to which it considers making loans using a number of criteria related to the strength of the SMEs management, employees, financial status and overall performance.

The Company expects that Payment Securities and the value of the Loans will, from time to time, comprise more than 40% of the Company’s total non-cash assets and that net appreciation from Payment Securities will, from time to time, comprise more than 45% of the Company’s then current income.

Business and Investment Objectives and Policies.  The Company’s operating business objective is to generate operating revenue through fee income from business operations. The Company’s investment objective is to generate capital appreciation and income through the holding and sale of Payment Securities and Loans. The Company’s objectives, including its investment objectives, may be changed without a vote of the holders of a majority of voting securities.

As part of our surety guarantee and loan business, we conduct research and background investigations of our clients. We require that our clients agree to satisfy financial benchmarks established by the Company, and we follow internal control procedures for reviewing a client’s financial statements and operations. We believe this enables us to better screen clients and accept only those clients with qualified financial performance. We also require our clients to provide collateral, such as receivables or fixed assets, to guarantee their performance.

In addition, the Company adheres to our four-step examination/approval process, which consists of:

1.    Client application and project examination. This is the initial phase of a project where we examine a potential client’s application, its business, and the industry in which it competes.

2.    Primary evaluation and due diligence. Once a potential client passes the initial examination, the Company performs more extensive due diligence and evaluates a number of criteria including, without limitation, the potential client’s uniqueness and irreplaceability in such potential client’s industry and business area. The Company’s clients generally hold licenses to operate in their principal industry and business area required and issued by the Chinese government. Such licenses are given to only a limited number of companies in each industry, and the Company generally seeks SMEs that hold licenses in one or more business lines that are not up for renewal in the near future. The Company gets the information and data it uses to evaluate potential clients from a number of sources including, but not limited to, local governments in PRC, business forums and exhibitions, personal business contacts of Company management and personnel, and other sources. Information regarding the performance of an SME generally includes an audit of the potential client by an certified public accounting firm that analyzes the potential client’s financial situation and makes financial projections for the SME. .

The Company generally requires that these potential clients:

•	have been profitable for the last two years and be expected to be profitable in the future;
•
are projected by the Company to have their total assets grow by more than 20% per year for the next 3-5 years as determined by the Company’s risk management team based on a review of information regarding the SME and its business;

•	had sales of more than US$5 million during the SME’s most recent fiscal year;
•	sell products and services that are used in more than one industry; and
•	are often leaders in China in the industries and business areas in which they operate.

3.    Expert Evaluation and Consultation. After the primary evaluation and due diligence phase, the Company requests that the selected clients be reviewed by the Company’s advisers, which typically include third-party accountants, lawyers and other experts in the financial guarantee business.

4.    Final Approval. Once a potential client has been through the due diligence process, the final step is approval by our CEO and Chairman of the Board.

Lack of Diversification in the Company’s Securities Portfolio. Because the Company’s only securities holdings are Payment Securities and Loans, and the Company may hold Payment Securities and have outstanding Loans from a small number of clients at any given time (e.g., five Payment Securities and one Loan as of March 31, 2007), the Company’s securities portfolio will likely lack diversification except to the extent the Company’s SMEs have business and operations in different industries and business areas.

PRINCIPAL RISK FACTORS

All investments carry risks, and investment in the Company is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Company. To help you understand the risks of investing in the Company, the principal risks of an investment in the Company are generally set forth below.

Risks Related to the Company’s Principal Business. Because the Company is primarily an operating company, the risks of investing in the Company include general business risks associated with investing in any corporation. For the Company, these risks include, but are not limited to:

Limited Operating History. Until March 31, 2004, the Company operated a business consisting of a purchase overrun and distressed merchandise resale network. The Company abandoned this line of business in June of 2004 and on October 8, 2004, through the acquisition of Value Global and SHY, the Company entered the surety guarantee and loan guarantee business. Accordingly, there is a limited relevant operating history upon which an evaluation of the Company’s prospects and future performance can be based. There can be no assurance that the Company will be able to raise additional capital to develop its business plan, generate meaningful revenues or become a viable business. Because the Company’s markets are relatively new and constantly changing, the Company may need to change its business model frequently.

Risk of Payment of Guarantees. The Company may be obligated to pay on its surety guarantees if the underlying transactions fail to close. The Company may also be obligated to pay on its loan guarantees if a client fails to repay its loan to the bank. While the Company tries to minimize these risks by performing due diligence and financial assessments of its clients and by taking a security interest in the collateral of its clients, there can be no assurance that the Company will not have to pay on its guarantees. Furthermore, the Company cannot assure you that the collateral in which the Company has a security interest will be sufficient to cover all or a portion of the amount of the Company’s guarantees. If the Company’s clients fail to close the underlying transaction or default on their loans, the Company’s business could be materially adversely affected.

Risk of Non-Repayment of Loans. The financial status of the Company will be adversely affected if the debtor of any outstanding Loan defaults on the Loan or if any future debtor of any Loan made by the Company defaults.

Competition.  Although the Company currently has few competitors, the Company expects competition to intensify in the future. The Company’s current competitors have greater capabilities and resources than the Company has. Similarly, there can be no assurance that additional competitors with greater resources than that of the Company will not enter our market in the future. The State Economic and Trade Commission (SETC) SME Bureau in China may expand their existing services to SMEs and become the Company’s competitor. If and when the Chinese government allows foreign financial institutions to enter into the financial guarantee industry in China, they may also become competitors of the Company. In the future, competitive pressures from competitors could cause the Company’s services to lose market acceptance or result in significant price erosion, which would have a material adverse effect upon the Company’s business, results of operations, or financial condition.

Dependence on Key Personnel. The Company is highly dependent on the services of Zhiyong Xu, the Company’s Chairman and Chief Executive Officer, as well as other principal members of the Company’s management team. The Company’s executives not only manage the Company’s day to day business operations but are essential to the Company’s ability to establish and maintain relationships with its customers. The Company has no “key man” life insurance policies, although it may purchase such policies in the future. Continued growth and profitability will depend upon the Company’s ability to maintain its current leadership infrastructure and recruit and retain qualified and experienced executive personnel. Competition in the Company’s industry for executive-level personnel is strong and there can be no assurance that the Company will be able to hire, motivate and retain highly effective executive employees. If the Company fails to attract, integrate and retain the necessary personnel, its ability to maintain and build its business could suffer significantly.

Limited Public Market for the Company’s Common Stock. There is currently a limited public market for the shares of the Company’s common stock. There can be no assurances that such limited market will continue or that any shares of the Company’s common stock may be sold without incurring a loss. The market price of the Company’s common stock may not necessarily bear any relationship to the Company’s book value, assets, past operating results, financial condition or any other established criteria of value, and may not be indicative of the market price for its common stock in the future. Further, the market price for the Company’s common stock may be volatile depending on a number of factors, including business performance, industry dynamics, news announcements, portfolio performance or changes in general economic conditions.

Low-Priced Stocks. The market price of Company’s common stock is currently quoted on the OTC Bulletin Board, which is generally considered to be a less efficient market than markets such as NASDAQ or other national exchanges, and which make it more difficult for the Company’s shareholders to conduct trades. It may also make it more difficult for the Company to obtain future financing. Further, the Company’s securities are subject to the “penny stock rules” adopted pursuant to Section 15(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The penny stock rules apply to non-NASDAQ companies whose common stock trades at less than $5.00 per share or which have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). Such rules require, among other things, that brokers who trade “penny stock” to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade “penny stocks” because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that the Company remains subject to the “penny stock rules” for any significant period, there may develop an adverse impact on the market, if any, for the Company’s securities. Because the Company’s securities are subject to the “penny stock rules”, investors will find it more difficult to dispose of the Company’s securities. Further, for companies whose securities are traded in the over-the-counter market, it is more difficult to obtain accurate quotations and to obtain coverage for significant news events because major wire services, such as the Dow Jones News Service, generally do not publish press releases about such companies.

No Dividends. The Company has not paid any dividends on its common stock to date and there are no plans for paying dividends on its common stock in the foreseeable future. The Company intends to retain earnings, if any, to provide funds for the execution of its business plan. The Company does not intend to declare or pay any dividends in the foreseeable future. Therefore, there can be no assurance that holders of common stock will receive any additional cash, stock or other dividends on their shares of common stock until the Company has funds, which our board of directors determines can be allocated to dividends.

PRC laws and our corporate structure may restrict our ability to receive dividends and payments from, and transfer funds to, our PRC operating company, which may negatively affect our results of operations and restrict our ability to act in response to changing market conditions. Substantially all of our operations are conducted through our PRC operating company, SHY. The ability of our PRC operating company to make dividend and other payments to us may be restricted by factors such as changes in applicable foreign exchange and other laws and regulations. For example, under the SAFE regulations discussed above, the foreign exchange activities of our present or prospective PRC subsidiaries are conditioned upon the compliance with the SAFE registration requirements by the shareholders of our offshore entities who are PRC residents. Failure to comply with these SAFE registration requirements may substantially restrict or prohibit the foreign exchange inflow to and outflow from our PRC subsidiaries, including, remittance of dividends and foreign currency denominated borrowings by these PRC subsidiaries. In addition, our PRC operating company is required, where applicable, to allocate a portion of its net profit to certain funds before distributing dividends, including at least 10% of its net profit to certain reserve funds until the balance of such fund has reached 50% of its registered capital. These reserves can only be used for specific purposes, including making-up cumulative losses of previous years, conversion to equity capital, and application to business expansion, and are not distributable as dividends. Our PRC operating company is also required, where applicable, to allocate an additional 5% to 10% of its net profits to a statutory common welfare fund. The net profit available for distribution from our PRC operating company is determined in accordance with generally accepted accounting principles in China, which may materially differ from a determination performed in accordance with U.S. GAAP. As a result, we may not receive sufficient distributions or other payments from this entities to enable us to make dividend distributions to our shareholders in the future, even if our U.S. GAAP financial statements indicate that our operations have been profitable.

Risks Associated With Doing Business In China. Changes in the political and overall economic conditions of China, which are outside the control of management, could have a material adverse effect on the Company’s business, operating results and financial condition. The Company has historically conducted transactions with customers outside the United States in United States dollars. Payroll and other costs of foreign operations are payable in foreign currencies, primarily Hong Kong dollars and Chinese Renminbi. To the extent future revenue is denominated in foreign currencies, the Company would be subject to increased risks relating to foreign currency exchange rate fluctuations that could have a material adverse affect on the Company’s business, financial condition and operating results. To date, we have not engaged in any hedging transactions in connection with our international operations.

Risks Associated with China’s Economic, Political and Social Conditions. Substantially all of the Company’s operations and assets are located in China, and substantially all of its net revenue is derived from its operations in China. Accordingly, the Company’s results of operations and future prospects are subject to economic, political and social developments in China. In particular, the Company’s results of operations may be adversely affected by:

•	Changes in China’s political, economic and social conditions;
•	changes in policies of the government or changes in laws and regulations, or the interpretation of laws and regulations;
•	changes in foreign exchange regulations;

•	measures that may be introduced to control inflation, such as interest rate increases; and
•	changes in the rate or method of taxation.

The PRC’s economy has historically been a planned economy. The majority of productive assets in China are still owned by various levels of the PRC government. In recent years the government has implemented economic reform measures emphasizing decentralization, utilization of market forces in the development of the economy and a high level of management autonomy. Such economic reform measures may be inconsistent or ineffectual, and the Company may not benefit from all such reforms. Furthermore, these measures may be adjusted or modified, possibly resulting in such economic liberalization measures being applied inconsistently from industry to industry, or across different regions of the country.

In the past twenty years, China has been one of the world’s fastest growing economies in terms of gross domestic product, or GDP. This growth may not be sustainable. Moreover, a slowdown in the economies of the United States, the European Union and certain Asian countries may adversely affect economic growth in China which depends on exports to those countries. The Company’s financial condition and results of operations, as well as its future prospects, would be materially and adversely affected by an economic downturn in China.

The legal system in China has inherent uncertainties that may limit the legal protections available to you as an investor or to us in the event of any claims or disputes with third parties. The legal system in China is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Since 1979, the central government has promulgated laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade. As China’s foreign investment laws and regulations are relatively new and the legal system is still evolving, the interpretation of many laws, regulations and rules is not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit the remedies available to our shareholders and to us in the event of any claims or disputes with third parties. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

Internal political risks. Changes in laws and regulations, or their interpretation, or the imposition of confiscatory taxation, restrictions on currency conversion, imports and sources of supply, devaluations of currency or the nationalization or other expropriation of private enterprises could have a material adverse effect on the Company’s business, results of operations and financial condition. Under its current leadership, the Chinese government has been pursuing economic reform policies that encourage private economic activity and greater economic decentralization. There is no assurance, however, that the Chinese government will continue to pursue these policies, or that it will not significantly alter these policies from time to time without notice. In addition, the Chinese government could enact laws which restrict or prohibit the Company from conducting its surety and loan guarantees.

Risks Associated with Effecting Service of Legal Process and Enforcing Judgments Against Us and Our Management. Substantially all of our operations and assets are located in China. In addition, most of our directors and executive officers named in this document reside within China, and many of the assets of these persons are also located within China. As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon these directors or executive officers or some of the experts named in this document, including with respect to matters arising under U.S. federal securities laws or applicable state securities laws. Moreover, management has been advised by the company’s PRC legal counsel that China does not have treaties with the United States or many other countries providing for the reciprocal recognition and enforcement of court judgments. As a result, recognition and enforcement in China of judgments of a court of the United States or any other jurisdiction, including judgments against us or our directors or executive officers, may be difficult or impossible.

Risks Related to Limitations on the Liability of our Directors to our Shareholders. Our articles of incorporation provide, as permitted by governing Utah law, that our directors shall not be personally liable to our stockholders for monetary damages for breach of fiduciary duty as a director, with certain exceptions. Our bylaws require us to provide mandatory indemnification of directors to the fullest extent permitted by Utah law, except for matters arising under the securities laws of the United States. Further, we may elect to adopt forms of indemnification agreements to cover directors and officers. These provisions and agreements may discourage shareholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by shareholders on behalf of us against a director.

Risks Associated with Payment Securities. To the extent the Company receives Payment Securities as payment for the performance of surety guarantee services, the financial status of the Company will be affected by the volatility of these securities for as long as they are held by the Company. You may lose money on your investment in the Company if the value of the Payment Securities declines. The risks affecting the value of the Payment Securities are described below:

Market risk. Stock prices are volatile. Market risk refers to the risk that the value of Payment Securities in the Company’s portfolio may decline due to daily fluctuations in the securities markets generally. The Company’s financial performance will change periodically based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Company’s portfolio) may decline, regardless of their long-term prospects.

Geographic concentration in China. The Chinese economy is generally considered an emerging and volatile market. Prices for Payment Securities may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. China’s central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the companies whose securities the Company holds. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the Payment Securities. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, including those from Taiwan and North Korea, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

Government relationships risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the clients of the Company whose Payment Securities the Company holds have or develop a material business relationship with an Adverse Government, then the Company will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Risk of Loss of Chinese Business License. As mentioned above in “Overview of the Company’s Business - Investment Objectives and Policies”, the SMEs that the Company selects as clients for its surety guarantee services and, therefore, the SMEs whose Payment Securities the Company holds, are generally leaders in their respective industries. One factor in this industry leadership is the fact that the Chinese government only issues a limited number of business licenses in any given industry, so, as long as the SME maintains its license, it is likely to remain near the top of the industry. However, business licenses are only valid for a limited term, and it is up to the discretion of the Chinese government to renew a license. Licenses may not be renewed for any reason or no reason; therefore, there is a risk that an SME will lose its license in the future, which would prevent the SME from carrying on its business and cause it to lose money or even dissolve. As a result, the loss of a business license would have a significant adverse effect on the value of the Payment Securities held by the Company of such an SME.

Small company risk. The Company may hold Payment Securities of smaller companies. Stocks of smaller companies may have more risks than those of larger companies. In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile than those of larger companies.

Business and sector risk. From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry. For instance, economic or market factors; regulation or deregulation; and technological or other developments may negatively impact all companies in a particular industry. To the extent the Company invests heavily in a particular industry that experiences such a negative impact, the Company’s portfolio will be adversely affected.

Interest rate risk. Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

Issuer risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Private investments risk. The Company’s involvement in the reverse merger transactions will be subject to a number of risks because the Payment Securities will often be illiquid securities for which there is no public market. Illiquid securities are subject to risks of potential delays in resale and uncertainty in valuation. The Company values illiquid securities using its fair value procedures (described below) but there can be no assurance that (i) the Company will determine fair value for a private investment accurately; (ii) that the Company will be able to sell private securities for the fair value determined by the Company; or (iii) that the Company will be able to sell such securities at all.

Tax risk. The Company is not treated as a regulated investment company (“RIC”) under the Internal Revenue Code (the “Code”). The Code generally provides that a RIC does not pay an entity level tax, provided that it distributes all or substantially all of its income to its shareholders. The Company will not meet the diversification requirements for RIC status and therefore will not elect RIC status. See “Taxes” below.

FINANCIAL HIGHLIGHTS

Following is a schedule of financial highlights for the years ended December 31, 2006, and 2005, and for the period from inception (June 24, 2004) through December 31, 2004:

	2006	2005	For the Period from Inception (June 24, 2004) through December 31, 2004
Per Share Operating Performance
Net Assets Value, beginning of period (1)	$0.22	$0.27	$—
Net Proceeds from Capital Contribution (1)	—	—	0.23

Income from Operations:
Net Investment Income (Loss) (2)	0.07	(0.01)	0.06
Realized (Loss) on Sale of Securities (2)	—	(0.06)	—
Net Unrealized Gains (Loss) on Securities and Foreign Currency (2)	0.20	0.02	(0.02)
Total Income from Operations	0.27	(0.05)	0.04

Net Assets Value, end of period (1)	0.49	0.22	0.27
Per Share Market Value, end of period	0.98	0.40	2.20
Total Investment Return (3)	145.00%	(81.82%)	80.33%

Ratios and Supplemental Data
Net Assets, end of period	$28,450,020	$12,803,193	$15,512,444
Ratio of Expenses to Average Net Assets (4)	6.13%	5.40%	9.20%
Ratio of Net Investment Income to Average Net Assets (4)	20.47%	(2.59%)	24.47%

(1)	Based on actual shares outstanding.
(2)	Based on weighted average shares outstanding.
(3)
Total investment return equals the change in the ending market value of the Company’s common stock over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(4)	For the period ended December 31, 2004, amounts are not annualized.

NET ASSET VALUE AND FAIR VALUE OF ILLIQUID SECURITIES

In computing the Company’s net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Company outstanding at the time of the valuation and the result is the net asset value per share of the Company.

In determining the value of the Payment Securities, securities listed on an exchange are valued on the basis of the last reported sale prior to the time the valuation is made. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Company's Board of Directors.

When Payment Securities are illiquid, they are subject to risks of potential delays in resale and uncertainty in valuation. The Company values illiquid Payment Securities using its Fair Value Procedures (described below) but there can be no assurance that (i) the Company will determine fair value for the Payment Securities accurately; (ii) that the Fund will be able to sell the Payment Securities for the fair value determined by the Company; or (iii) that the Company will be able to sell such Payment Securities at all.

The Company has adopted guidelines and instructions for the valuation of restricted securities held by the Company focusing on such important factors, among others, as valuation, liquidity and availability of relevant information (the “Fair Value Procedures”). The Fair Value Procedures are implemented by the Board, which reviews relevant market conditions for any restricted security held by the Company to determine the appropriate value for such restricted security. Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Company's Board of Directors rather than a market price, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold.

MANAGEMENT OF THE COMPANY

Board of Directors and Portfolio Management. The overall management of the business and affairs of the Company is vested in its Board of Directors in accordance with the corporate laws of Utah and the Company’s organizational documents. The Company does not have an investment adviser. The decisions related to (i) which SME’s the Company provides its surety guarantee services, and, therefore, which companies’ Payment Securities the Company holds; (ii) when to sell the Payment Securities; and (iii) the SME’s to which the Company provides Loans are made by the Board of Directors with assistance from the executive officers of the Company. Neither the Board of Directors nor the executive officers manage any other portfolios.

The names, ages and addresses of the directors and executive officers of the Company are set forth together with their positions, length of service with the Company, their principal occupations during the last five years, their role in making investment decisions for the Company, and other directorships held on the table below. Each person whose name is preceded by an asterisk (*) is an "interested person" of the Fund within the meaning of the 1940 Act. The SAI provides additional information about each Director’s compensation and ownership of the Company’s securities.

Interested Directors

Name, Age and Address	Title and Length of Service with the Company	Role in Making Investment Decisions	Principal Occupations During the Last Five Years	Other Directorships Held
Zhiyong Xu* Age: 31 c/o China Finance, Inc. 111 Pavonia Avenue Suite 615 Jersey City, New Jersey 07310	Director & CEO since 2004	Primary director making investment decisions

CEO and Chairman since October 2004; February 2003- September 2004, Director and Secretary of Industries International, Inc.; November 2002-February 2003, Vice President of Shenzhen Wonderland Telecommunication Technology Co.;  November 2000-November 2002, General Manager of Shenzhen Chuang Li Xing Power Company Limited, a battery manufacturer.
None

Independent Directors

Name, Age and Address	Title and Length of Service with the Company	Role in Making Investment Decisions	Principal Occupations During the Last Five Years	Other Directorships Held
Yifang Li Age: 48 No. 44 New Street, Xiangcheng District Xiangfan City, Hubei Province, P.R. China	Director since 2007	ssists CEO in making investment decisions	President and Secretary of Xiangyang Institute of Business Studies.	None

Denming Yung Age: 40 No. 7 Yunji Road, Fandong District Xiangfan City, Hubei Province, P.R. China	Director since 2007	Assists CEO in making investment decisions	Manager of Department of Finance Management of People’s Bank of China, XiangFan City Center Branch.	None

Executive Officers

Name, Age and Address	Title and Length of Service with the Company	Role in Making Investment Decisions	Principal Occupations During the Last Five Years	Other Directorships Held
Liang Liao Age: 30 c/o China Finance, Inc. Shenzhen Central Business Tower 1706-1709 Fuhua Yi Road Futian, Shenzhen, Guangdong 51800, P.R. China	CFO since 2005	Assists CEO, as needed, in making investment decisions

Chief Financial Officer since March 2005; December 2003-March 2005, Chief Financial Officer of Shenzhen Mingtai Industrial Development Co, Ltd., an electronics distributor; September 2002-November 2003, Senior Auditing Manager of Shenzhen Meishi Power Industries Co. Ltd.; March 2000-August 2002, Finance Manager of Shenzhen Xieli Paper Co., Ltd.
None

Non-Resident Managers. All of the Directors of the Company have a substantial portion of their assets located outside the United States. See “Risks Associated with Effecting Service of Legal Process and Enforcing Judgments Against Us and Our Management” above for information regarding service of process and the enforcement of judgments on the directors.

Custodian and Transfer Agent. ________________________ will act as custodian of the Company’s securities. The Company’s transfer agent is Colonial State Transfer, 66 East Exchange Place, Salt Lake City, UT 84111.

Control Persons. The following table sets forth, as of March 9, 2007, information regarding the beneficial ownership of our common stock with respect to each person known by us to own beneficially 5% or more of the common stock of the Company.

Name	Number of Shares	Percentage of Shares
Juxiang Ruan c/o China Finance, Inc. Anlian Building, Suite A-1501 2222 Jintian Road Futian District, Shenzhen, Guangdong 51800, P.R. China	16,709,480	29.0%

Zuhong Xu (1) c/o China Finance, Inc. Anlian Building, Suite A-1501 2222 Jintian Road Futian District, Shenzhen, Guangdong 51800, P.R. China	8,667,800	15.0%

Top Interest International Limited c/o China Finance, Inc. 21/F CitiGroup Tower No. 33 Huayuan Shiqiao Road Pudong, Shanghai, P.R. China	7,742,250(1)	13.4%

China U.S. Bridge Capital Limited 16/F UNIT05B Convention Plaza Office Tower 1 Harbor Road Wan Chai HongKong, P.R. China.	5,700,000(2)	9.88%

Shenzhen Li Gao Fa Electronics Limited 16/F UNIT05B Convention Plaza Office Tower 1 Harbor Road Wan Chai HongKong, P.R. China.	5,180,000(3)	9.0%

Cede & Co. c/o The Depository Trust Company 55 Water Street 2SL New York, New York 10041	3,412,420	5.92%

Xuemei Fang c/o China Finance, Inc. Anlian Building, Suite A-1501 2222 Jintian Road Futian District, Shenzhen, Guangdong 51800, P.R. China	3,000,000	5.2%

Officers and Directors as a Group	None	None

_________________
(1) Top Interest International Limited has sole voting and dispositive power over 7,742,250 shares of our common stock. Top Interest International Limited owns a controlling interest (51%) of Shenzhen Li Gao Fa Electronics Limited and is deemed the beneficial owner of 5,180,000 shares held by Shenzhen Li Gao Fa Electronics Limited. Zuda Xu is the sole director and shareholder of Top Interest International Limited and is deemed the beneficial owner of the shares held by Top Interest.

(2) China U.S. Bridge Capital Limited has sole voting and dispositive power over 5,700,000 shares of our common stock. China U.S. Bridge Limited owns a controlling interest (49%) of Shenzhen Li Gao Fa Electronics Limited and has shared voting and dispositive power over the 5,180,000 shares held by Shenzhen Li Gao Fa Electronics Limited. By virtue of being the Chief Executive Officer, Manager and controlling member of, and holder of a 1% interest in, China U.S. Bridge Capital Limited, Guoqing Yu is deemed the beneficial owner of the shares held by China U.S. Bridge Capital Limited.

(3) Shenzhen Li Gao Fa Electronics Limited has shared voting and dispositive power over the shares held by it.

Persons holding more than 25% of the outstanding securities of the Company are deemed to “control” the company for purposes of the 1940 Act.

Investment Adviser. This item is inapplicable to the Company because it does not have an investment adviser.

Administrator. This item is inapplicable to the Company because it does not have an administrator.

Expenses. This item is inapplicable to the Company because it has not had expenses of service providers for which it is responsible.

Affiliated Brokerage. This item is inapplicable to the Company because it does not pay any broker a commission that is an affiliate of the Company.

CAPITAL STOCK OF THE COMPANY

Capital Stock. The Company has 100,000,000 authorized shares of voting common stock, par value $.001. The Company does not have preferred stock.

Long-Term Debt. This section is inapplicable to the Company because it does not issue long-term debt securities.

Securities Ratings. This section in inapplicable to the Company because it does not issue senior securities, and its stock is unrated.

Outstanding Securities. Information regarding the Company’s outstanding securities as of March 31, 2007 is provided in the table below:

Class of Shares	Amount Authorized	Amount Held for the Company’s Account	Amount Outstanding
Common Stock ($.001 par value)	100,000,000	None	57,671,744

TAXES

The following is a general summary of certain federal income tax considerations affecting the Company and its Shareholders. This summary does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and tax consequences of an investment in and holding of common stock (“Common Stock”) of the Company will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the federal income taxation rules described below and with respect to other federal, state, local and foreign tax consequences to them before making an investment in Common Stock. Unless otherwise noted, this discussion assumes that investors are U.S. persons who hold Common Stock as capital assets.

The Company’s business is conducted primarily through SHY, the Company’s wholly-owned Chinese subsidiary. This discussion focuses on the federal income tax aspects of the Company’s operations and the Shareholders’ investment in the Company. See “Tax Status” in the SAI for a discussion of the application of Chinese tax law to the Company and SHY.

The Company is treated as a corporation for federal income tax purposes. Therefore, the Company is obligated to pay federal and state income tax on its taxable income. The Company is not treated as RIC under the Code. The Code generally provides that a RIC does not pay an entity level tax, provided that it distributes all or substantially all of its income to its shareholders. The Company will not meet the diversification requirements for RIC status and therefore will not elect RIC status. The RIC taxation rules therefore will have no application to the Company or its Shareholders.

Under U.S. federal income tax law, the income of SHY is generally not taxed in the U.S. until those profits are repatriated to the U.S. through dividends. Dividends paid by SHY to the Company are taxable in the U.S. in the year paid. The Company may be entitled to a foreign tax credit against its U.S. income tax liability in an amount equal to the foreign taxes paid by SHY, subject to certain limitations contained in the Code. Under U.S. tax laws, dividends, interest, royalties, gains from the sale of stock and certain other categories of income (referred to as “Subpart F Income”) of a foreign corporation (referred to as a “Controlled Foreign Corporation” or “CFC”) more than 50% of which is owned by U.S. persons may be required to be included in the U.S. taxable income of the U.S. shareholders owning more than 10% of the stock of the CFC whether or not actually distributed to those U.S. shareholders. Because SHY is a CFC, any Subpart F Income earned by SHY may be required to be currently included in U.S. taxable income of the Company even if not distributed to the Company. However, it is not expected that a meaningful portion of SHY’s income will be treated as Subpart F Income.

Earnings of the Company will be taxable to the Shareholders only upon the occurrence of certain distributions by the Company of cash or property. Distributions by the Company to Shareholders will generally constitute dividends to the extent of current or accumulated earnings and profits of the Company. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain adjustments. To the extent that distributions to Shareholders exceed the Company’s current and accumulated earnings and profits, such distributions will first be treated as a tax-free return of capital, which will reduce the tax basis in the Shareholders’ Common Stock and then, to the extent the distribution exceeds the Shareholders’ tax basis in Common Stock, as capital gain (assuming the Shareholder holds the Common Stock as a capital asset).

In the case of noncorporate shareholders, dividends paid by the Company from current or accumulated earnings and profits generally will be taxable as ordinary income to the Shareholders. Under federal income tax law, “qualified dividend income” received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reaches a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the shareholder must hold the shares on which the dividend is paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The favorable tax treatment of qualified dividend income extends through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken.

Dividends paid from current or accumulated earnings and paid to corporate shareholders are expected to be eligible for the dividends received deduction available under Section 243 of the Code. Corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations based on the percentage of stock holdings in the Company held by the corporate shareholder, and limitations based on the holding period of the shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situation.

The sale or other disposition of shares Common Stock will generally be treated as a taxable transaction for federal income tax purposes. Shareholders who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds from the sale and their adjusted tax basis in the shares sold. If the shares sold are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on capital gain for noncorporate shareholders is scheduled to increase to 20% for taxable years after 2010. For corporate shareholders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A corporate shareholder’s ability to deduct capital losses may be limited.

The Code provides special rules regarding certain distributions received by U.S. persons with respect to, and sales or other dispositions of, shares of a passive foreign investment company (“PFIC”). A foreign corporation will be treated as a PFIC if 75% or more of its gross income is from passive sources or at least 50% of its assets produce, or are held for the production of, passive income. It is not expected that SHY will be treated as a PFIC.

Employee benefit plans and other tax-exempt organizations may want to invest in Common Stock. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because the Company is a corporation for federal income tax purposes (and not a flow-through entity), an owner of shares of the Company will not report on its federal income tax return any of the Company’s income, gain, loss or deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

RIC’s may also want to invest in the Company. For federal income tax purposes, a RIC, or mutual fund, may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships. Shares of stock of the Company are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon RIC’s.

The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to Shareholders who fail to provide the Company with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Certain corporate and other stockholders specified in the Code and related regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Non-U.S. shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax at a rate of 30% (or such lower rates as may be prescribed by any applicable treaty) on the gross amount of dividend distributions from the Company. Such distributions may also be subject to state and local taxes. A non-U.S. shareholder generally will not be subject to U.S. federal income tax with respect to gain recognized on the sale or other disposition of Common Stock so long as (i) the gain is not effectively connected with a trade or business of such shareholder in the United States, and (ii) such shareholder is not present in the United States for 183 days or more in the taxable year of the sale.

ADDITIONAL INFORMATION

Defaults and Arrears on Senior Securities. This section is inapplicable to the Company because it does not issue senior securities.

Legal Proceedings. The Company does not currently have, and is not aware of, any material pending legal proceedings against it.

Table of Contents of the Statement of Additional Information.

General Information and History	26
Investment Objectives and Policies	26
Management	27
Control Persons and Principal Holders of Securities	28
Investment Advisory and Other Services	28
Portfolio Managers	28
Tax Status	28
Financial Statements	29

PART B—INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

CHINA FINANCE, INC.

STATEMENT OF ADDITIONAL INFORMATION

[________], 2007

China Finance, Inc., a closed-end management investment company, is registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Company’s prospectus dated [_____], 2007, as the same may be amended from time to time (the “Prospectus”). Copies of the Prospectus may be obtained, without charge, by calling the Company at 201-216-0880 or on the Company’s website at www.chinafinanceinc.com.

Table of Contents

General Information and History	26
Investment Objectives and Policies	26
Management	27
Control Persons and Principal Holders of Securities	28
Investment Advisory and Other Services	28
Portfolio Managers	28
Tax Status	28
Financial Statements	29

General Information and History

China Finance, Inc. (formerly known as Kubla Khan, Inc.) was incorporated in 2000 in the state of Utah. Until March 31, 2004, the Company operated a business consisting of a purchase overrun and distressed merchandise resale network. On March 31, 2004, the Company completed a private placement of 5,500,000 shares of its common stock. As part of such private placement the Company issued 3,000,000 shares of its common stock to Fang Xuemei and 2,000,000 shares of its common stock to Xu ZhongNan. The purchase price per share of each of such shares was $.10, for an aggregate purchase price of $500,000. The issuance of these shares constituted approximately 98% of the Company’s issued and outstanding stock as of March 31, 2004. As a result of this change in control, on June 30, 2004, the Company abandoned its overruns and distressed merchandise business plan and made itself available for an extraordinary corporate transaction, such as a merger, sale or reorganization.

On August 5, 2004, the Company entered an agreement for the sale and purchase of shares (the “Sale Agreement”) with Value Global International Limited, a British Virgin Islands company (“Value Global”), JuXiang Ruan, Top Interest International Limited, ZuHong Xu and ZaoZhen Fang, each as shareholders of Value Global, and Qian Fan and Huan Ya Tong Investment Development Co. Limited, pursuant to which the Company acquired (the “Acquisition”) all of the issued and outstanding equity securities of Value Global and its wholly-owned subsidiary, SHY. On October 8, 2004, the Company completed the Acquisition upon which Value Global and SHY became the Company’s wholly-owned subsidiaries.

The nature of the Company’s current business is described in the Prospectus.

Investment Objective and Policies.

This section supplements the disclosure in the prospectus and provides additional information regarding certain investment limitations of the Company.

 The Company has adopted the following “fundamental restrictions” with respect to its investment activities, which cannot be changed without approval by holders of a majority of the out-stand-ing voting shares of the Company. A “majority” for this pur-pose means the lesser of (i) 67% of the Company’s outstanding shares repre-sented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. As a matter of fundamental policy, the Company:

(1)	May not issue senior securities, except as permitted by the 1940 Act;

(2)	May not purchase securities on margin except as permitted by the 1940 Act;

(3)	May not invest in commodities or commodity contracts;

(4)
May not act as an underwriter of securities of other issuers; provided, however, that the Company (i) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities held by the Company and (ii) may make loans from time to time to the extent permitted under the 1940 Act;

(5)
May not purchase a security that would cause, at the time of investment, more than 25% of its assets to be concentrated in any one industry. For purposes of this limitation, (i) securities of U.S. and foreign governments (including agencies and instrumentalities), securities of state or municipal governments and their political subdivisions, and investments in other registered investment companies are not considered to be issued by members of any industry; and (ii) securities that are received by the Company but do not constitute investments by the Company shall not be subject to this limitation;

(6)
May purchase or sell real estate or real estate mortgages; provided, however, that no more than __% of its assets (as determined at the time of purchase of the real estate or real estate mortgage) will be used for this purpose; and

(7)	May borrow money from time to time to the extent permitted under the 1940 Act.

Management.

Board Committees. The Company has an audit committee consisting of two directors (the "Audit Committee") who are not "interested persons" of ours within the meaning of the 1940 Act ("Independent Directors"). The Audit Committee members are Yifang Li and Denming Yung. The Audit Committee's function is to oversee the Company's accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held no meetings during fiscal year 2006.

Dollar Range of Equity Securities. As of March 31, 2007, the Directors of the Company owned the amounts indicated below of the Company:

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director
Zhiyong Xu	None	None
Yifang Li	None	None
Denming Yung	None	None

Director Compensation. The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the fiscal year ended December 31, 2006 to each named executive officer.

Name/Position	Aggregate Compensation	Pension/Retirement Benefits Accrued as Part of the Company’s xpenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company
Zhiyong Xu, CEO	$90,000	None	None	$90,000

Yifang Li, Denming Yung, and Liang Liao are not currently compensated for their services as directors or officers. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

Codes of Ethics. The Company has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Company from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Company (which may also be held by persons subject to a code). The code permits employees and officers of the Company to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the code requires that investment personnel of the Company report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. A copy of the Code of Ethics will be made available to any shareholder, free of charge, upon written request to us at our principal executive offices at 111 Pavonia Avenue, Suite 615, Jersey City, New Jersey 07310. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s website at www.sec.gov or by electronic request to publicinfo@sec.gov along with a duplication fee.

Control Persons and Principal Holders of Securities. See table under “Management of the Company” in the prospectus.

Investment Advisory and Other Services. This section is inapplicable to the Company.

Portfolio Managers. See “Management—Director Compensation” in this SAI.

Brokerage Allocation and Other Practices. This section is inapplicable to the Company.

Tax Status. See “Taxes” in the Prospectus, which is hereby incorporated by reference.

Taxes on profits earned by our wholly owned subsidiary, SHY, are calculated in accordance with taxation principles currently effective in the PRC. We expect that the Chinese government will continue its stable financial policy, move forward with its reform of its tax system, and continue to emphasize financial and economic efficiency. The essential aim of the tax policy of China is to sustain current stable economic and social development pace. Specifically, in terms of the reform of the tax collection policy, the principles underlying such reform include simplifying the tax system, expanding the tax foundation, lowering the tax rate, and implementing a strict collection system. These principles are aimed at immediate and efficient economic development, the development of science and technology, and economic usage of energy and resources. We expect that the Add-Value Tax system will be continued in China.

We account for income taxes paid to tax authorities using the liability method. Taxes on profits earned by our wholly-owned subsidiary Value Global are calculated in accordance with taxation principles currently effective in the British Virgin Islands. Value Global is an International Business Company (IBC) registered in the British Virgin Islands and is exempt from all taxes and withholding taxes in the British Virgin Islands, paying only registration fees and annual license fees which amount to $1,300 per annum.

We account for income taxes payable on U.S. taxable income in accordance with SFAS No. 109, “Accounting for Income Taxes,” using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment. Deferred tax assets are recognized, net of any valuation allowance, for temporary differences and net operating loss and tax credit carryforwards. Deferred income tax expense represents the change in net deferred assets and liability balances.

Financial Statements. The audited financial statements of the Company for the fiscal year ended December 31, 2006 are attached as Appendix A.

PART C—OTHER INFORMATION

Item 25 - Financial Statements and Exhibits

1.    Financial Statements

The following financial statements of the Fund are attached as Appendix A:

1.	Report of Independent Registered Public Accounting Firm.

2.	Schedule of Investments as of December 31, 2006 and 2005.

3.	Consolidated Statements of Operations for the years ended December 31, 2006 and 2005.

4.	Consolidated Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005.

5.	Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005.

6.	Notes to Consolidated Financial Statements.

2.    Exhibits

(a)	Articles of Incorporation, as amended, incorporated herein by reference to Registrant's exhibit 3.1.1 and 3.1.2 of Form SB-2 filed September 19, 2000.
(b)	By-Laws, incorporated herein by reference to Registrant's exhibit 3.2 of Form SB-2 filed September 19, 2000.
(c)	None
(d)	None
(e)	None
(f)	None
(g)	None
(h)	Not Applicable
(i)	None
(j)	None
(k)	None
(l)	Not Applicable
(m)	None
(n)	Consent of Independent Auditor is filed herewith.
(o)	Not Applicable
(p)	None
(q)	None
(r)	Code of Ethics, [TO BE FILED IN AN AMENDMENT].

Item 26 -- Marketing Arrangements

None.

Item 27 -- Other Expenses of Issuance and Distribution

No securities are being offered pursuant to this registration statement.

Item 28 -- Persons Controlled by or Under Common Control

Value Global and SHY are wholly-owned subsidiaries of the Company.

Item 29 -- Number of Holders of Securities

The following information is given as of March 31, 2006

Title of Class	Number of Record Holders
Common Stock ($.001 par value)	58

Item 30 -- Indemnification

Article VIII of the Company’s By-Laws provide for indemnification of the directors, officers and employees of the Company:

Section 1. Any person made a party to or involved in any civil, criminal or administrative action, suit or proceeding by reason of the fact that he or his testator or intestate is or was a Director, officer, or employee of the Corporation, or of any corporation which he, the testator, or intestate served as such at the request of the Corporation, shall be indemnified by the Corporation against expenses reasonably incurred by him or imposed on him in connection with or resulting from the defense of such action, suit, or proceeding and in connection with or resulting from any appeal thereon, except with respect to matters as to which it is adjudged in such action, suit or proceeding that such officer, Director, or employee was liable to the Corporation, or to such other corporation, for negligence of misconduct in the performance of his duty. As used herein the term "expense" shall include all obligations incurred by such person for the payment of money, including without limitation, attorney's fees, judgments, awards, fines, penalties, and amounts paid in satisfaction of judgment or in settlement of any such action, suit, or proceedings, except amounts paid to the Corporation or such other corporation by him.

A judgment or conviction whether based on plea of guilty or nolo contendere or its equivalent, or after trial, shall not of itself be deemed an adjudication that such Director, officer or employee is liable to the Corporation, or such other corporation, for negligence of misconduct in the performance of his duties. Determination of the rights of such indemnification and the amount thereof may be made at the option of the person to be indemnified pursuant to procedure set forth, from time to time, in the By-laws or by any of the following procedures:

a)    order of the Court or administrative body or agency having jurisdiction on the action, suit, or proceeding;

b)    resolution adopted by a majority of the quorum of the Board of Directors of the Corporation without counting in such majority any Directors who have incurred expenses in connection with such action, suit or proceeding;

c)    if there is no quorum of Directors who have not incurred expense in connection with such action, suit, or proceeding, then by resolution adopted by a majority of the committee of stockholders and Directors who have not incurred such expenses appointed by the Board of Directors;

d)    resolution adopted by a majority of the quorum of the Directors entitled to vote at any meeting; or

e)    order of any Court having jurisdiction over the Corporation.

Any such determination that a payment by way of indemnification should be made will be binding upon the Corporation. Such right of indemnification shall not be exclusive of any other right which such Directors, officers and employees of the Corporation and other person above mentioned may have or hereafter acquire, and without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-law, Agreement, vote of stockholders, provision of law, or otherwise in addition to their rights under this Article. The provisions of this Article shall apply to any member of any committee appointed by the Board of Directors as fully as though each person had been Director, officer or employee of the Corporation. Directors shall be afforded the maximum protection as provided under Utah Code Annotated 16-10a-841 or as it is amended.

Item 31 -- Business and other Connections of Investment Adviser

None

Item 32 - Location of Accounts and Records

Wei Wei
111 Pavonia Avenue, Suite 615
Jersey City, NJ 07310

Item 33 -- Management Services

None

Item 34 -- Undertakings

Required only for registration statements filed under the 1933 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of June, 2007.

CHINA FINANCE, INC. (Registrant)

Date: June 15, 2007	By:/s/ Zhiyong Xu Name: Zhiyong Xu Title: Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Date: June 15, 2007	By: /s/ Yifang Li Name: Yifang Li Title: Director
Date: June 15, 2007	By: /s/ Denming Yung Name Denming Yung Title: Director
Date: June 15, 2007	By: /s/ Liang Liao Name: Liang Liao Title: Chief Financial Officer (Principal Financial Officer)

Appendix A

CHINA FINANCE, INC. AND SUBSIDIARIES
Jersey City, New Jersey

CONSOLIDATED FINANCIAL STATEMENTS
AT
DECEMBER 31, 2006

CHINA FINANCE, INC. AND SUBSIDIARIES
Jersey City, New Jersey

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
and Stockholders
China Finance, Inc. and Subsidiaries
(An Investment Company)
Jersey City, New Jersey

We have audited the accompanying consolidated statements of assets and liabilities of China Finance, Inc. and Subsidiaries, including the schedule of investments, as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of China Finance, Inc. and Subsidiaries as of December 31, 2006 and 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg & Co., llp

Rotenberg & Co., llp
Rochester, New York
April 10, 2007

CHINA FINANCE, INC. AND SUBIDIARIES
Jersey City, New Jersey

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

December 31,	2006	2005

ASSETS
Investments:
Marketable Securities, at fair value	$16,080,061	$295,680
Loans Receivable	10,490,932	622,136
Total Investments	26,570,993	917,816
Cash and Cash Equivalents	53,674	11,331,650
Receivable from sale of marketable securities	—	580,481
Prepaid and Deferred Expenses	82,826	133
Property, Plant and Equipment - Net	479,328	8,751
Real Estate Held for Investment, at cost	1,350,799	—

Total Assets	$28,537,620	$12,838,831

LIABILITIES AND NET ASSETS

Liabilities
Accrued Expenses	$71,164	$35,638
Other payable	16,436	—

Total Liabilities	87,600	35,638

Net Assets
Common Stock - 100,000,000 Shares Authorized; Par Value $.001;
57,671,744 Issued and Outstanding in December, 31, 2006 and 2005	57,672	57,672
Paid-In Capital	13,078,373	13,078,373
Distributable earnings	15,313,975	(332,852)

Total Net Assets (equivalent to $0.49 and $0.22 per share based on 57,671,744 outstanding shares in December 31, 2006 and 2005)	28,450,020	12,803,193

Total Liabilities and Net Assets	$28,537,620	$12,838,831

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBIDIARIES
Jersey City, New Jersey

SCHEDULE OF INVESTMENTS

December 31, 2006

Common Stocks - 60.5%	Shares	Basis	Value
China 3C Group - 38.5%	2,956,795	$295,680	$10,230,511
Universal Travel Group - 2.2%	1,200,000	720,000	588,000
Home System Group - 2.1%	480,000	480,000	571,200
DiversiFax, Inc. - 8.5%	1,669,500	1,836,450	2,253,825
China Ivy School, Inc. - 9.2%	3,480,750	1,740,375	2,436,525
Total Investments in Securities		$5,072,505	$16,080,061

Loans Receivable - 39.5%			Value
Hong Kong TianYi - 1.5%			$396,336
Shenzhen KaiBiTe - 38.0%			10,094,596
Total Other Investments			$10,490,932

Total Investments			$26,570,993

December 31, 2005

Common Stocks - 32.2%	Shares	Basis	Value
China 3C Group - 32.2%	2,956,795	$295,680	$295,680
Total Investments in Securities		$295,680	$295,680

Loans Receivable - 67.8%			Value
Hong Kong TianYi - 40.8%			$374,136
Shenzhen YiJinLi - 27.0%			248,000
Total Other Investments			$622,136

Total Investments			$917,816

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBIDIARIES
Jersey City, New Jersey

CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ended December 31,	2006	2005

Investment Income
Surety Guarantee Revenue	$4,799,025	$300,394
Loan Guarantee and Loan Revenue	687,622	96,716

Total Investment Income	5,486,647	397,110

Expenses
General and Administrative	1,259,908	639,077
Professional Fees	—	125,000
Loss on the sale of Property, Plant and Equipment	3,979	—

Total Expenses	1,263,887	764,077

Net Investment Income (Loss)	4,222,760	(366,967)

Realized and Unrealized Gain (Loss) From Investments and Foreign Currency
Realized (Loss) from Securities Transactions	—	(3,782,412)
Unrealized Gain on Marketable Securities	11,007,556	1,129,402
Unrealized Gain on Translation of Assets and Liabilities in Foreign Currency	416,511	310,726

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency	11,424,067	(2,342,284)

Net Increase (Decrease) in Net Assets From Operations	$15,646,827	$(2,709,251)

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBIDIARIES
Jersey City, New Jersey

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31,	2006	2005

Net Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$4,222,760	$(366,967)
Realized (Loss) from Securities Transactions	—	(3,782,412)
Unrealized Gain on Marketable Securities	11,007,556	1,129,402
Unrealized Gain on Translation of Assets and Liabilities in Foreign Currency	416,511	310,726

Increase (Decrease) in Net Assets From Operations	$15,646,827	$(2,709,251)

Capital Share Transactions	—	—

Increase (Decrease) in Net Assets	$15,646,827	$(2,709,251)

Net Assets:
Beginning of period	12,803,193	15,512,444
End of period	$28,450,020	$12,803,193

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBIDIARIES
Jersey City, New Jersey

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the year ended December 31,	2006	2005
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets From Operations	$15,646,827	$(2,709,251)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Sale of Marketable Securities	—	414,752
Receipt of Marketable Securities for Services Rendered	(4,776,825)	(295,680)
Loans to non-affiliates	(9,553,060)	(374,136)
Depreciation and Amortization	68,105	11,492
Loss on Sale of Property, Plant and Equipment	3,979	—
Realized Loss from Marketable Securities	—	3,782,412
Realized Loss on Foreign Currency Transaction	—	11,000
Unrealized (Gain) on Marketable Securities	(11,007,556)	(1,129,402)
Unrealized (Gain) on Foreign Currency Translation	(416,511)	(310,726)
Changes in Operating Assets and Liabilities
Receivable for marketable securities sold	580,481	—
Prepaid and Deferred Expenses	(80,426)	1,426
Deferred Compensation	—	125,000
Accounts Payable	—	(1,815)
Accrued Expense	34,446	6,611
Deferred Revenue	—	(5,704)
Other Payable	16,156	—

Net Cash Used in Operating Activities	(9,484,384)	(474,021)

Cash Flows from Investing Activities
Proceeds from Sale of Property, Plant and Equipment	50,932	—
Acquisition of Property, Plant and Equipment	(383,774)	—
Purchase of real estate	(1,316,661)	—
Leasehold improvement	(198,909)	—

Net Cash Used in Investing Activities	(1,848,412)	—

Cash Flows from Financing Activities	—	—

Effect on Change of Foreign Exchange Rate	54,820	292,684

Change in Cash and Cash Equivalents	(11,277,976)	(181,337)
Cash and Cash Equivalents - Beginning of Year	11,331,650	11,512,987

Cash and Cash Equivalents - End of Year	$53,674	$11,331,650

Supplementary Cash Flow Disclosures:
Interest Paid	$—	$—
Taxes Paid	$—	$—

Supplemental Disclosures of Non-cash Investing and Financing Activities:
Sale of Marketable Securities	$—	$580,481

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBSIDIARIES
Jersey City, New Jersey

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note A -	Organization and Principal Activities

China Finance, Inc. (the “Company”) was incorporated on March 28, 2000 in the state of Utah, and its principal office is in Jersey City, New Jersey.

The Company’s principal business, which is primarily conducted through its wholly-owned subsidiary Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation (“SHY”), is (i) providing surety guarantees for privately-owned small and medium enterprises (“SMEs”) in the People’s Republic of China’s (“PRC” or “China”) entering into transactions whereby the SME will be acquired by a publicly-traded United States reporting company in a “reverse merger” or other merger and acquisition (“M&A”) transaction; (ii) providing loan guarantees to assist SMEs and individuals in the PRC in obtaining loans from Chinese banks for business operations and/or personal use; and (iii) making direct loans to SMEs for business operations.

Note B -	Summary of Significant Accounting Policies

Principals of Consolidation
The consolidated financial statements include the accounts of China Finance, Inc. and its wholly owned subsidiaries Value Global International Limited (“Value Global”) and SHY. All significant intercompany accounts have been eliminated.

Cash and Cash Equivalents
For financial reporting purpose, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The majority of the cash balances are held in financial institutions in PRC.

Marketable Securities
Marketable Securities are classified as available for sale. Such securities are reported at fair market value based on quoted market prices in an active market or the most clearly identifiable value in the absence of active trading market, with net unrealized gains and losses excluded from net income and reported as a component of accumulated other comprehensive income in stockholders’ equity until sold. There may be risks associated with holding securities traded in the over the counter markets. There are no guarantees that the Company will ultimately be able to realize the prices quoted by the OTC marketplace.

Loans Receivable
Loans receivable primarily consists of two types of transactions, direct lending to a borrower or secondary guarantee lending with third party financial institutions. Under direct lending transactions, the Company loans a party a specified amount and is repaid the principal together with interest at the specified due dates. Interest is accrued as revenue by the Company over the term of the loan.

Under secondary guarantee lending transactions, the Company will place funds on deposit with the primary lender to guaranty repayment by the borrower to the primary lender. Fees received in connection with secondary guarantee lending transactions are accrued as revenue over the term of the loan on a straight line basis. Net fees and costs incurred by the Company are deferred and amortized as a charge to income over the term of the loan on a straight line basis. Interest is accrued as revenue by the Company over the term of the loan.

Property, Plant and Equipment
Property, plant and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the lesser of the estimated useful life of the assets and lease terms. The estimated useful lives are:

Electronic Equipment	5 Years
Furniture and Fixtures	5 Years
Automobile	10 Years
Leasehold Improvements	Term of Lease or Useful Life

Fair Value of Financial Instruments
The Company's financial instruments include cash, receivable from sale of marketable securities, loans receivables, and accrued expenses as of December 31, 2006 and 2005. The carrying values of the financial instruments approximate their fair value due to their relatively short-term nature.

Income Taxes
Taxes on profits earned by its wholly owned subsidiary, SHY, are calculated in accordance with taxation principles currently effective in the PRC. The Company accounts for income taxes using the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Taxes on profits earned by its wholly owned subsidiary Value Global are calculated in accordance with taxation principles currently effective in the British Virgin Islands. Value Global is an International Business Company (IBC) registered in the British Virgin Islands that is exempt from all taxes and withholding taxes in the British Virgin Islands and pay only Registration Fees and Annual License Fees which amount to US$300 per annum unless authorized capital is higher than US$50,000. In this situation, the fee rises to US$1,000.

Profits from the surety guarantee transactions are deemed to have been earned by Value Global and, accordingly, are subject to tax under the British Virgin Islands taxation principles. However, if profits from this subsidiary are transferred to the U.S. parent corporation, those profits may become subject to U.S. taxation.

Under the U.S. federal income tax law, the income of SHY is generally not taxed in the U.S. until those profits are repatriated to the U.S. through dividends. Dividends paid by SHY to the Company are taxable in the U.S. in the year paid. The Company may be entitled to a foreign tax credit against its U.S. income tax liability in an amount equal to the foreign taxes paid by SHY, subject to certain limitations contained in the Code.

The company accounts for income taxes in accordance with SFAS No.109, “Accounting for Income Taxes,” for taxes on U.S. taxable income using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities. This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment. Deferred tax assets are recognized, net of any valuation allowance, for temporary differences and net operating loss and tax credit carryforwards. Deferred income tax expense represents the change in net deferred assets and liability balances.

Effective tax rates in each jurisdiction are as follows:

United States	15%-35%
People’s Republic of China	15%-33%

Advertising Cost
The advertising cost was expensed when incurred and included in the General and Administrative expenses. The Company incurred about $123,000 and $0 advertising expenses in 2006 and 2005, respectively.

Foreign Currency Translation and Transaction
The accompanying financial statements are presented in the United States dollars (US$). The functional currency of SHY is the Renminbi (RMB). The financial statements are translated into the United States dollars from the RMB at year-end exchange rate as to assets and liabilities and weighted average exchange rate as to revenues and expenses. Foreign currency cash flows are translated at the weighted average exchange rate in effect during the period due to the minimal fluctuation in the currency exchange rates during the period. Management believed that substantially the same results would be derived if foreign cash flows were translated at the rates in effect at the time of the cash flows. Capital accounts are translated at their historical exchange rate when the capital transactions occurred. Foreign currency translation gains and losses, if any, are included with the net realized and unrealized gain (loss) from investments and foreign currency.

Foreign currency transaction losses resulting from exchange rate fluctuations denominated in a currency other than the functional currency totaled approximately $22,700 and $11,000 for the years ended December 31, 2006 and 2005, respectively, and are included in General and Administrative Expenses in the accompanying consolidated statements of operations.

December 31,		2006	2005
Year End	1 US Dollar =	7.800 RMB	8.065 RMB
Weighted Average	1 US Dollar =	7.964 RMB	8.181 RMB

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into the US Dollars at the rates used in translation.

Economic and Political Risks
The Company faces a number of risks and challenges since its operation is in the PRC and its primary market is in the PRC. The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Concentration Risks
During the year ended December 31, 2006, a substantial portion of the Company’s guarantee service revenue was provided to four customers─ Universal Travel Group (“UTVG”), Home System Group (“HSYT”), DiversiFax, Inc. (“DSFX”) and China Ivy School, Inc. (“CIVY”).

During the year ended December 31, 2006, a substantial portion of the Company’s loans receivable was from Shenzhen Kaibite Ltd. (about $10 million).

Use of Estimates
The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

Revenue Recognition
The Company operates in two primary business segments:

Surety Guarantees
The Company provides surety guarantee services to Chinese SMEs seeking to become publicly-traded companies in the United States by being acquired by a United States reporting company in a “reverse merger” or other M&A transaction. The Company provides contractual guarantees which help to ensure the successful fulfillment of the reverse merger or other M&A transaction. The surety guarantee business generates revenues through fees, which typically are based on a percentage of the transaction. Although the Company may be paid in cash for its surety guarantee services, the Company generally expects that it will receive compensation for its surety guarantee services in the form of stock from our client companies (“Payment Securities”). To the extent that the Company receives Payment Securities as compensation, the Company generally allows the Payment Securities to mature in the market for a period of time (normally, about one year), then typically will strategically sell the Payment Securities taking into consideration the performance of the SME and whether the Payment Securities are accurately priced in the market. Some stock may be restricted for up to one year, so the Payment Securities that the company receives as compensation will rarely be sold before about two years from the date the Company acquires them.

The Company determines the surety guarantee revenue by multiplication of the Payment Securities and the fair market value per share. Also the Company recognizes the surety guarantee revenue when the service has been performed and payment can be reasonably estimated.

Loan Guarantees and Loans

We also provide guarantees to SMEs and individuals obtaining loans from Chinese banks for their business operations and/or personal use. In exchange for the Company’s guarantee services, the borrower pays the Company a certain percentage of the loan amount as an upfront loan guarantee fee. Loan maturities for loans guaranteed by the Company generally range from one to five years, and are secured by bank deposits made by the Company. If a borrower fails to fulfill its obligations to a lender, the bank will take possession of the Company’s deposit.

The Company may make loans to SMEs from time to time. In general, the Company expects its loans will typically be made to SMEs to which it has provided or will provide surety guarantee services. Loans may be made to SMEs that the Company determines have been profitable in the past and have attractive prospects for future profitability, have experienced or are experiencing or projected to experience growth, and have an attractive credit profile. To the extent loans are made to SMEs to which the Company provides guarantee services, the loans may be made before or after the Reverse Merger Transactions are consummated. The Company evaluates the creditworthiness of the SMEs to which it considers making loans using a number of criteria related to the strength of the SMEs management, employees, financial status and overall performance.

Recent Pronouncements
In March 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 156, "Accounting for Servicing of Financial Assets - an amendment of FASB Statement No. 140" (“SFAS 156”). SFAS 156 amends FASB Statement No. 140 with respect to the accounting for separately recognized servicing assets and servicing liabilities. SFAS 156 requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practical. SFAS 156 is effective as of the beginning of the first fiscal year that begins after September 15, 2006. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2007. The Company is currently evaluating the impact of SFAS 156 on its consolidated financial statements.

In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109. This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2007. The Company is currently evaluating the impact of adopting FIN 48 on its consolidated financial statements.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 157, "Fair Value Measurements”. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2008. The Company is currently evaluating the impact of SFAS 157 on its consolidated financial statements.

In February 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. This Statement applies to all entities, including not-for-profit organizations. SFAS 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2008. The Company is currently evaluating the impact of SFAS 159 on its consolidated financial statements.

Note C -	Marketable Securities
As of December 31, 2006, the Payment Securities of the Company consisted of shares the Company has received as payment for providing surety guarantee services as discussed under “Revenue Recognition” above.  Because all marketable securities are reasonably expected to qualify for sale within one year, the securities are not considered restricted for the purposes of SFAS No. 115, and, accordingly, quoted market prices have been used to determine fair value. Details are listed in Schedule of Investments.

Note D -	Loan Receivable

As of December 31, 2006, the Company has two loans outstanding from the loan segment of its business as discussed under “Revenue Recognition” above.  Details are listed in the Schedule of Investments.

Note E -	Property, Plant and Equipment

Property, plant and equipment consisted of the following at December 31, 2006 and 2005:

December 31,	2006	2005

Cost:
Electronic Equipment and Office Furniture	$54,998	$9,663
Automobile	288,194	—
Leasehold Improvement	217,521	13,271
	$560,713	$22,934
Less: Accumulated Depreciation and Amortization	(81,385)	(14,183)

Net Property, Plant and Equipment	$479,328	$8,751

Depreciation and Amortization expenses relating to property, plant and equipment was $68,105 and $11,492 for the years ended December 31, 2006 and 2005, respectively.

Note F -	Real Estate Held for Investment

The Company purchased real estate for investment purposes in the amount of $1,350,799 (RMB10,536,656) in May 2006. The price paid for the real estate was for the cost of the construction of a building and is expected to be completed by March 28, 2007.

Note G -	Prepaid Expenses

The total prepaid expenses were $53,398 and $133 for the years ended December 31, 2006 and 2005, respectively.

The Company signed an advertising agreement with Shenzhen DaoYi Advertisement Company in June 2006. The contract is a 2-year contract for RMB1.9 million (approximately $244,000). Through December 31, 2006, the Company paid RMB760,000 (approximately $97,000), of which RMB554,167 (approximately $71,000) has been recorded as advertisement expenses; the remainder is included in the prepaid expenses mentioned above.

The company has paid $27,000 legal fees in 2006, which should be expensed in 2007.

Note H -	Accrued Expenses

The accrued expenses was $71,164 for the year ended December 31, 2006 including approximately $33,500 accrued sales taxes, $24,900 accrued payroll and other accrued expenses.

Note I -	Commitments

The Company rents office space under three operating leases. Two leases are for office space for SHY. Previously, the Company had two leases for a term of 3 years expiring April 2007. However, they were terminated in February 2006 due to a change of office space. For the new office space, the Company entered into two new lease agreements, effective from January 1, 2006 to January 1, 2009 and from April 1, 2006 to March 31, 2009, respectively (the “New Leases”). The third lease is for office space for China Finance, Inc. The lease is renewed annually. For 2007, the minimum lease payment is $51,156. Minimum lease payments for all three current leases for the next three years are as follows:

2007	2008	2009
$ 176,568	$ 176,568	$ 20,746

Rent expenses for the years ended December 31, 2006 and 2005 were $198,000 and $84,202, respectively.

Note J -	Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2006, and 2005, and for the period from inception (June 24, 2004) through December 31, 2004:

	2006	2005	For the Period from Inception (June 24, 2004) through December 31, 2004
Per Share Operating Performance
Net Assets Value, beginning of period (1)	$0.22	$0.27	$—
Net Proceeds from Capital Contribution (1)	—	—	0.23

Income from Operations:
Net Investment Income (Loss) (2)	0.07	(0.01)	0.06
Realized (Loss) on Sale of Securities (2)	—	(0.06)	—
Net Unrealized Gains (Loss) on Securities and Foreign Currency (2)	0.20	0.02	(0.02)
Total Income from Operations	0.27	(0.05)	0.04

Net Assets Value, end of period (1)	0.49	0.22	0.27
Per Share Market Value, end of period	0.98	0.40	2.20
Total Investment Return (3)	145.00%	(81.82%)	80.33%

Ratios and Supplemental Data
Net Assets, end of period	$28,450,020	$12,803,193	$15,512,444
Ratio of Expenses to Average Net Assets (4)	6.13%	5.40%	9.20%
Ratio of Net Investment Income to Average Net Assets (4)	20.47%	(2.59%)	24.47%

(1)	Based on actual shares outstanding.
(2)	Based on weighted average shares outstanding.
(3)
Total investment return equals the change in the ending market value of the Company’s common stock over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(4)	For the period ended December 31, 2004, amounts are not annualized.

Note K -	Re-presentation of Financial Statements and Footnotes

The Company has taken steps in the past in an effort to avoid being deemed an “investment company” under the 1940 Act. Whether or not a company is in the business of investing, reinvesting, owning, holding, or trading in securities is primarily a facts and circumstances test. Among the factors considered in making this determination are: (i) the company's historical development, (ii) its public representations of policy, (iii) the activities of its officers and directors, (iv) the nature of its present assets, and (v) the sources of its present income. While the Company, after considering these factors, does not believe that its current business plan would cause it to be in the business of investing, reinvesting, owning, holding or trading in securities, the Company, due to the nature of its current assets and income, has determined to register as an “investment company” under the 1940 Act. Previously, the Company has taken affirmative steps to avoid being deemed to be an “investment company”. For example, the Company has been relying on Rule 3a-2 under the 1940 Act (the “Transient Investment Company Rule”) for a safe harbor exemption from the definition of “investment company” under the 1940 Act because appreciation in the value of the Company’s Payment Securities and the March 2006 Loan had caused the Company’s “investment securities” to exceed 40% of its total assets (excluding cash and government securities).  A company may rely on the Transient Investment Company Rule for a period of up to one year once during any three year period.

The Company’s management has been monitoring its business, the composition of its assets, sources of its income and its business prospects and has determined that it is in the best interests of the Company and its shareholders to register as an investment company under the 1940 Act. The Company’s securities holdings constitute “investment securities” under the 1940 Act. A company may be deemed to be an investment company if: (i) its “investments securities” exceed 40% of its total assets (excluding cash and government securities) and (ii) it is in the business of investing, reinvesting, owning, holding, or trading in securities.  Due to the value of the Company’s Payment Securities and the value of its outstanding loans, the Company’s “investment securities” have exceeded 40% of its total assets (excluding cash and government securities) as of December 31, 2006. Therefore, the Company may be deemed to be an “investment company” if it is deemed to be in the business of investing, reinvesting, owning, holding, or trading in securities. Because the Company’s business plan may result in the continued receipt of securities as payment for its surety guarantee services, the Company’s assets and income are likely to cause it to be deemed to be an “investment company”, and it can no longer rely on the Transient Investment Company Rule.

The Company’s management has considered the implications of registering the Company under the 1940 Act and has determined that it is in the best interest of the Company and its shareholders to register. The Company is in the process of preparing to file a registration statement under the 1940 Act, which will subject the Company to additional regulation under the 1940 Act.

The accompanying financial statements have been presented in the format prescribed for registered investment companies under Article 6 of Regulation S-X of the Securities Exchange Act.